Dave Weidman, Chairman and CEO
Steven Sterin, Senior Vice President and CFO
Celanese 2Q 2008 Earnings
Conference Call / Webcast
Tuesday, July 22, 2008 10:00 a.m. ET

Forward Looking Statements, Reconciliation and Use of Non-
GAAP Measures to U.S. GAAP
 Forward-Looking Statements
 This presentation may contain “forward-looking statements,” which include information concerning the company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this release, the words “outlook,” “forecast,” “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-
 looking statements contained in this release. Numerous factors, many of which are beyond the company’s control, could cause actual results to differ materially from those expressed as forward-looking statements.
 Certain of these risk factors are discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
 Reconciliation of Non-U.S. GAAP Measures to U.S. GAAP
 This presentation reflects five performance measures, operating EBITDA, affiliate EBITDA, adjusted earnings per share, net debt and adjusted free cash flow, as non-U.S. GAAP measures. The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for operating EBITDA is operating profit; for affiliate EBITDA is equity in net earnings of affiliates; for adjusted earnings per share is earnings per common share-diluted; for net debt is total debt; and for adjusted free cash flow is cash flow from operations.
 Use of Non-U.S. GAAP Financial Information
 ►Operating EBITDA, a measure used by management to measure performance, is defined as operating profit from continuing operations, plus equity in net earnings from affiliates, other income and depreciation and amortization, and further adjusted for other charges and adjustments. We provide guidance on operating EBITDA and are unable to reconcile forecasted operating EBITDA to a GAAP financial measure because a forecast of Other Charges and Adjustments is not practical. Our management believes operating EBITDA is useful to investors because it is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results.  Operating EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to operating profit as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, this presentation of operating EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, operating EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements nor does it represent the amount used in our debt covenants.
 ►Affiliate EBITDA, a measure used by management to measure performance of its equity investments, is defined as the proportional operating profit plus the proportional depreciation and amortization of its equity investments. Affiliate EBITDA, including Celanese Proportional Share of affiliate information on Table 8, is not a recognized term under U.S. GAAP and is not meant to be an alternative to operating cash flow of the equity investments. The company has determined that it does not have sufficient ownership for operating control of these investments to consider their results on a consolidated basis. The company believes that investors should consider affiliate EBITDA when determining the equity investments’ overall value in the company.
 ►Adjusted earnings per share is a measure used by management to measure performance. It is defined as net earnings (loss) available to common shareholders plus preferred dividends, adjusted for other charges and adjustments, and divided by the number of basic common shares, diluted preferred shares, and options valued using the treasury method. We provide guidance on an adjusted earnings per share basis and are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure without unreasonable effort because a forecast of Other Items is not practical. We believe that the presentation of this non-
 U.S. GAAP measure provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when U.S. GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.
 ►The tax rate used for adjusted earnings per share is the tax rate based on our initial guidance, less changes in uncertain tax positions. We adjust this tax rate during the year only if there is a substantial change in our underlying operations; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate may differ significantly from the tax rate used for
 U.S. GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual U.S. GAAP tax rate in any future period.
 ►Net debt is defined as total debt less cash and cash equivalents. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company’s capital structure. Our management and credit analysts use net debt to evaluate the company's capital structure and assess credit quality. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information
 ►Adjusted free cash flow is defined as cash flow from operations less capital expenditures, other productive asset purchases, operating cash from discontinued operations and certain other charges and adjustments.
 We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company’s cash flow. Our management and credit analysts use adjusted free cash flow to evaluate the company’s liquidity and assess credit quality. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.
 Results Unaudited
 The results presented in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management.
 Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Dave Weidman
Chairman and Chief Executive Officer

Celanese

in millions (except EPS)	2nd Qtr 2008	2nd Qtr 2007
Net Sales	**$1,868**	$1,556
Operating Profit	**$207**	$71
Adjusted EPS	**$1.20**	$0.85
Operating EBITDA	**$406**	$328

4

> Higher pricing on continued strong demand, increased volumes driven by Asia expansion and positive currency impacts drove record sales for the quarter
> Advantaged feedstock positions helped to mitigate significantly higher raw material and energy costs
Celanese Corporation 2Q 2008 Highlights

Celanese

400
200
0
$ in millions
2007
2008
2009
2010

Operating EBITDA Growth Objectives
Clear Path to 2010 Growth Objectives
► AEM: volume growth > 2X GDP
 through further penetration
► CIS: Acetate continues
 execution on revitalization
 strategy; Emulsions/PVOH
 revitalization commences
► AI: Nanjing acetic acid plant
 startup leads integrated complex
Acetyl Intermediates
Consumer and Industrial Specialties
Advanced Engineered Materials
$350 - $400 million increased EBITDA profile plus EPS potential by 2010

Steven Sterin
Senior Vice President and CFO

in millions (except EPS)	2nd Qtr 2008	2nd Qtr 2007
Net Sales	**$1,868**	$1,556
Operating Profit	**$207**	$71
Net Earnings	**$134**	($117)
Special Items		
Other Charges/Adjustments	$24	$117
Adjusted EPS	**$1.20**	$0.85
Effective Tax Rate	26%	28%
Diluted Share Basis	167.8	174.6
Operating EBITDA	**$406**	$328

7

> Net sales increased 20% from prior
 year
 > Higher pricing on strong demand
 > Growth in Asia
 > Favorable currency impacts
> Operating profit more than doubled
 to $207 versus the prior year which
 included expenses related to a
 long-term management
 compensation program and
 impacts of the Clear Lake outage
> Adjusted EPS up 41% to
 $1.20/share
> Diluted share basis reflects share
 repurchase programs
   >  2.9 million shares repurchased for
                 ~$126 million under current
                 authorization
> Operating EBITDA increased 24%
 to $406
Celanese Corporation Financial Highlights

in millions	2nd Qtr 2008	2nd Qtr 2007
Net Sales	**$300 up 17%**	$257
Operating EBITDA	**$68 down 3%**	$70

8

Second Quarter 2008:
► Net sales increase driven by volume growth (8%) and positive currency effects (9%)
► Growth in China and non-automotive applications more than offset impacts of challenging U.S. automotive market
► Higher raw material and energy costs continue to pressure margins
► Operating EBITDA decrease primarily due to lower earnings from equity affiliates
Advanced Engineered Materials

in millions	2nd Qtr 2008	2nd Qtr 2007
Net Sales	**$292 up 4%**	$281
Operating EBITDA	**$107 up 3%**	$104

9

Second Quarter 2008:
► Net sales increase primarily driven by improved pricing on global demand and favorable currency impacts
► Higher pricing offset by significantly higher raw material and energy costs
► Operating EBITDA improvement driven by higher dividends from expanded China acetate ventures
Consumer Specialties

in millions	2nd Qtr 2008	2nd Qtr 2007
Net Sales	**$386 up 9%**	$355
Operating EBITDA	**$37 up 9%**	$34

10

Second Quarter 2008:
► Increase in net sales primarily driven by favorable pricing and foreign currency effects
► Volumes pressured by declines in certain North American and
 European markets
► Operating EBITDA improvement mainly due to higher sales offsetting raw material cost pressures
Industrial Specialties

in millions	2nd Qtr 2008	2nd Qtr 2007
Net Sales	**$1,067 up 29%**	$829
Operating EBITDA	**$227 up 53%**	$148

11

Second Quarter 2008:
► Record sales for the quarter attributable to higher pricing on strong global demand, increased volumes from Nanjing and
 favorable currency impacts
► Volume and pricing strength more than offset high input costs versus the prior year which included impacts from the Clear Lake outage
► Increased dividends from Ibn Sina also contributed to improved
 Operating EBITDA
Acetyl Intermediates

150
100
50
0
$ millions
49
23
75
17
64
41
103
27
2Q 2007
2Q 2008
YTD 2007
YTD 2008
Dividends - Cost Investments
Earnings - Equity Investments

150
100
50
0
$ millions
49
10
75
12
64
40
103
55
2Q 2007
2Q 2008
YTD 2007
YTD 2008
Dividends - Cost Investments
Dividends - Equity Investments

12

► Total affiliate earnings impact improved 28% to $92 million versus prior year
► Increased dividends from Ibn Sina methanol and MTBE cost affiliate more than offset performance of AEM affiliates currently pressured by high raw material and energy costs
► Cash from affiliates increased with higher dividends from both Ibn Sina and the China ventures
Income Statement
Cash Flow
Affiliates Continue to Deliver Value

Celanese

Adjusted Free Cash Flow

in millions	YTD 2008	YTD 2007
Net cash provided by operating activities	**$346**	$79
Adjustments to operating cash for discontinued operations	**($5)**	$101
Net cash provided by operating activities from continuing operations	**$341**	$180
Less: VAT related to Kelsterbach relocation activities	**$59**	-
Capital expenditures	**$136**	$116
Add: Other charges and adjustments[1]	**$54**	$52
Adjusted Free Cash Flow	**$200**	**$116**

Factors contributing to strong cash generation during 2008:

- Strong operating performance
- Increased dividends from cost affiliates
- Lower cash taxes
- Growth from strategic investments in Asia

YTD2008 adjusted free cash flow excludes all cash impacts related to the Kelsterbach relocation

13

1Amounts primarily associated with certain other charges and the cash outflows for purchases of other productive assets that are classified as ‘investing activities’ for U.S. GAAP purposes.
Continued Strong Cash Generation

- Volume growth at 2x GDP for full year - decreasing auto builds in second half of 2008
- Continued high energy and raw material costs expected to pressure margins
- Continued progress with Asia strategy

- Strong underlying industry fundamentals
- Rising energy costs

- High raw material costs continue
- Housing and construction softness

- Strong underlying industry fundamentals
- Acetic acid prices expected to adjust only in second half of 2008
- High raw material and energy costs continue

Acetyl
Intermediates
Advanced
Engineered
Materials
Consumer
Specialties
Industrial
Specialties
2008 Guidance:
Adjusted EPS
$3.60 to $3.85
Operating EBITDA
$1,355 to $1,415 million
Forecasted 2008
adjusted tax rate of
26%
2008 Business Outlook

Appendix

$ in millions	AEM	CS	IS	AI	Other	Total
Employee termination benefits	-	-	1	2	1	4
Plant/office closures	-	-	-	-	-	-
Ticona Kelsterbach relocation	3	-	-	-	-	3
Total other charges	3	-	1	2	1	7
Business optimization	-	-	1	-	8	9
Ticona Kelsterbach relocation	(2)	-	-	-	-	(2)
Plant closures	-	-	1	6	-	7
Ethylene pipeline exit costs	-	-	-	(2)	-	(2)
Other	-	-	-	6	(1)	5
Total other adjustments	(2)	-	2	10	7	17
Total other charges and other adjustments	**1**	**-**	**3**	**12**	**8**	**24**

16

2Q 2008 Other Charges and Other Adjustments
by Segment

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-U.S. GAAP Measure

(in $ millions, except per share data)	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007
Earnings (loss) from continuing operations before tax and minority interests	**247**	(168)	**465**	3
Non-GAAP Adjustments:				
Other charges and other adjustments [1]	**24**	117	**46**	135
Refinancing costs	-	256	-	254
Adjusted Earnings (loss) from continuing operations before tax and minority interests	**271**	205	**511**	392
Income tax (provision) benefit on adjusted earnings [2]	**(70)**	(57)	**(133)**	(110)
Minority interests	**1**	-	**1**	0
Adjusted Earnings (loss) from continuing operations	**202**	**148**	**379**	**282**
Preferred dividends	**(2)**	(3)	**(5)**	(5)
Adjusted net earnings (loss) available to common shareholders	**200**	**145**	**374**	**277**
Add back: Preferred dividends	**2**	3	**5**	5
Adjusted net earnings (loss) for adjusted EPS	**202**	**148**	**379**	**282**
Diluted shares (millions)				
Weighted average shares outstanding	**150.9**	156.9	**151.4**	158.1
Assumed conversion of Preferred Shares	**12.1**	12.0	**12.1**	12.0
Assumed conversion of Restricted Stock	**0.8**	0.5	**0.6**	0.2
Assumed conversion of stock options	**4.1**	5.2	**3.4**	4.2
Total diluted shares	**167.8**	174.6	**167.6**	174.5
Adjusted EPS	**$ 1.20**	**$ 0.85**	**2.26**	**1.62**

[1] See Table 7 for details

[2] The adjusted tax rate for the three months ended June 30, 2008 is 26% based on the forecasted adjusted tax rate for 2008.

17

Reg G: Reconciliation of Adjusted EPS

Celanese

Net Debt - Reconciliation of a Non-U.S. GAAP Measure

(in $ millions)	**June 30, 2008**	**December 31, 2007**
Short-term borrowings and current installments of long-term debt - third party and affiliates	**252**	272
Long-term debt	**3,371**	3,284
Total debt	**3,623**	**3,556**
Less: Cash and cash equivalents	**983**	825
Net Debt	**2,640**	**2,731**

18

Reg G: Reconciliation of Net Debt

Celanese

Reconciliation of Other Charges and Other Adjustments

Other Charges:

(in $ millions)	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007
Employee termination benefits	**4**	25	**11**	25
Plant/office closures	-	-	**7**	-
Long-term compensation triggered by Exit Event	-	74	-	74
Asset impairments	-	3	-	3
Ticona Kelsterbach plant relocation	**3**	3	**5**	3
Other	-	-	-	1
Total	**7**	**105**	**23**	**106**

Other Adjustments: [1]

	(in $ millions)	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007	Income Statement Classification
1	Ethylene pipeline exit costs	**(2)**	-	**(2)**	10	Other income/expense, net
2	Business optimization	**9**	3	**18**	5	SG&A
3	Foreign exchange loss related to refinancing transaction	-	9	-	9	Other income/expense, net
4	Ticona Kelsterbach plant relocation	**(2)**	-	**(4)**	-	Cost of Sales
6	Plant closures	**7**	-	**7**	-	Cost of Sales
5	Other	**5**	-	**4**	5	Various
	Total	**17**	**12**	**23**	**29**	
	Total other charges and other adjustments	**24**	**117**	**46**	**135**	

[1] *These items are included in net earnings but not included in other charges.*

19

Reg G: Other Charges and Other Adjustments

20

Segment Data and Reconciliation of Operating Profit (Loss) to Operating EBITDA - a Non-U.S. GAAP Measure

(in $ millions)	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007
Net Sales				
Advanced Engineered Materials	**300**	257	**594**	519
Consumer Specialties	**292**	281	**574**	550
Industrial Specialties	**386**	355	**751**	701
Acetyl Intermediates	**1,067**	829	**2,163**	1,668
Other Activities [1]	**1**	-	**1**	1
Intersegment eliminations	**(178)**	(166)	**(369)**	(328)
Total	**1,868**	**1,556**	**3,714**	**3,111**
Operating Profit (Loss)				
Advanced Engineered Materials	**37**	32	**67**	68
Consumer Specialties	**46**	48	**96**	96
Industrial Specialties	**20**	(1)	**37**	11
Acetyl Intermediates	**148**	91	**325**	223
Other Activities [1]	**(44)**	(99)	**(84)**	(121)
Total	**207**	**71**	**441**	**277**
Equity Earnings, Cost - Dividend Income and Other Income Expense				
Advanced Engineered Materials	**11**	16	**20**	30
Consumer Specialties	**48**	35	**48**	35
Industrial Specialties	-	-	-	-
Acetyl Intermediates	**33**	18	**62**	23
Other Activities [1]	**1**	(2)	**5**	2
Total	**93**	**67**	**135**	**90**
Other Charges and Other Adjustments [2]				
Advanced Engineered Materials	**1**	5	**2**	5
Consumer Specialties	-	8	**1**	9
Industrial Specialties	**3**	19	**8**	19
Acetyl Intermediates	**12**	13	**20**	26
Other Activities [1]	**8**	72	**15**	76
Total	**24**	**117**	**46**	**135**
Depreciation and Amortization Expense				
Advanced Engineered Materials	**19**	17	**39**	34
Consumer Specialties	**13**	13	**27**	24
Industrial Specialties	**14**	16	**28**	30
Acetyl Intermediates	**34**	26	**66**	50
Other Activities [1]	**2**	1	**5**	3
Total	**82**	**73**	**165**	**141**
Operating EBITDA				
Advanced Engineered Materials	**68**	70	**128**	137
Consumer Specialties	**107**	104	**172**	164
Industrial Specialties	**37**	34	**73**	60
Acetyl Intermediates	**227**	148	**473**	322
Other Activities [1]	**(33)**	(28)	**(59)**	(40)
Total	**406**	**328**	**787**	**643**

[1] *Other Activities primarily includes corporate selling, general and administrative expenses and the results from captive insurance companies.*

[2] *Excludes adjustments to minority interest, net interest, taxes, depreciation, amortization and discontinued operations (See Table 7).*

Celanese

Reg G: Reconciliation of Operating EBITDA

Celanese

Equity Affiliate Preliminary Results - Total - Unaudited

(in $ millions)	Three Months Ended June 30,		Six Months Ended June 30,	
	2008	2007	2008	2007
Net Sales				
Ticona Affiliates[1]	364	312	719	619
Infraserv[2]	592	411	1,140	753
Total	956	723	1,859	1,372
Operating Profit				
Ticona Affiliates	41	49	74	93
Infraserv	29	25	48	42
Total	70	74	122	135
Depreciation and Amortization				
Ticona Affiliates	16	13	38	27
Infraserv	29	21	56	40
Total	45	34	94	67
Affiliate EBITDA[3]				
Ticona Affiliates	57	62	112	120
Infraserv	58	46	104	82
Total	115	108	216	202
Net Income				
Ticona Affiliates	22	30	41	60
Infraserv	27	27	65	40
Total	49	57	106	100
Net Debt				
Ticona Affiliates	179	164	179	164
Infraserv	356	47	356	47
Total	535	211	535	211

Equity Affiliate Preliminary Results - Celanese Proportional Share - Unaudited[4]

(in $ millions)	Three Months Ended June 30,		Six Months Ended June 30,	
	2008	2007	2008	2007
Net Sales				
Ticona Affiliates	167	145	330	287
Infraserv	158	133	334	253
Total	325	278	664	540
Operating Profit				
Ticona Affiliates	19	24	34	45
Infraserv	8	9	14	14
Total	27	33	48	59
Depreciation and Amortization				
Ticona Affiliates	7	6	17	12
Infraserv	8	7	17	14
Total	15	13	34	26
Affiliate EBITDA[3]				
Ticona Affiliates	26	30	51	57
Infraserv	16	16	31	27
Total	42	46	82	84
Equity in net earnings of affiliates (as reported on the income statement)				
Ticona Affiliates	10	15	19	29
Infraserv	7	8	8	12
Total	17	23	27	41
Affiliate EBITDA in excess of Equity in net earnings of affiliates[5]				
Ticona Affiliates	16	15	32	28
Infraserv	9	8	23	15
Total	25	23	55	43
Net Debt				
Ticona Affiliates	83	75	83	75
Infraserv	87	17	87	17
Total	170	92	170	92

[1] Ticona Affiliates includes PolyPlastics (45% ownership), Korean Engineering Plastics (50%) and Fortron Industries (50%)

[2] Infraserv includes Infraserv Entities valued as equity investments (Infraserv Höchst Group - 31% ownership, Infraserv Gendorf - 39% and Infraserv Knapsack 27%)

[3] Affiliate EBITDA is the sum of Operating Profit and Depreciation and Amortization, a non-U.S. GAAP measure

[4] Calculated as the product of figures from the above table times Celanese ownership percentage

[5] Product of Celanese proportion of Affiliate EBITDA less Equity in net earnings of affiliates; not included in Celanese operating EBITDA

21

Reg G: Equity Affiliate Preliminary Results and
Celanese Proportional Share - Unaudited